                                                                    Exhibit 99.1

                            Form 4 Joint Filer Information

Name:                                   AKDL, L.P.

Address:                                201 Main Street, Suite 1900
                                        Fort Worth, TX 76102

Date of Event Requiring Statement:      08/12/2020

Name:                                   Crestline SI (GP), L.P.

Address:                                201 Main Street, Suite 1900
                                        Fort Worth, TX 76102

Date of Event Requiring Statement:      08/12/2020

Name:                                   Crestline Investors, Inc.

Address:                                201 Main Street, Suite 1900
                                        Fort Worth, TX 76102

Date of Event Requiring Statement:      08/12/2020

Name:                                   Crestline Management, L.P.

Address:                                201 Main Street, Suite 1900
                                        Fort Worth, TX 76102

Date of Event Requiring Statement:      08/12/2020